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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         July 2, 1999
                                                 -------------------------------

                       CHROMAVISION MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                      0-22677                     75-2649072
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(State or Other Jurisdiction        (Commission                 (IRS Employer
    of Incorporation)               File Number)             Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, California                 92675
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   (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code        (949) 443-3355
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

        On June 23, 1999 ChromaVision Medical Systems, Inc. ("ChromaVision") amended its Stockholder Rights Plan, which had been adopted in March 1999. The Stockholder Rights Plan provides for the distribution of rights to purchase additional shares of capital stock of ChromaVision in the even any person, entity or group acquires beneficial ownership of 15% or more of the outstanding Voting Shares of ChromaVision. "Voting Shares" is defined in the Plan to mean Common Stock and any other shares of capital stock of the Company entitled to vote generally in the election of directors or to approve any merger, consolidation, sale of all or substantially all assets of the Company, liquidation, dissolution or winding up. Presently the only Voting Shares outstanding are the shares of Common Stock.

        The Plan included an exception for acquisitions of shares by persons, entities or groups who, as of February 10, 1999, were the beneficial owner of more than 15% of the outstanding shares of Common Stock of the Company. (These beneficial owners are refered to below as "Existing 15% Owners.") That exemption in the Plan applied only if (1) the Existing 15% Owner continued to own at least 15% of the Voting Shares of the Company and (2) did not acquire additional Voting Shares which would cause the Existing 15% Owner's beneficial ownership of Voting Shares to exceed 30% of the number of shares outstanding.

        The amendment to the Plan makes two changes. First, it exempts from the provision described above the acquisition by Safeguard Scientifics, Inc., which is the only Existing 15% Owner known to the Company, of up to 1,351,607 additional shares of Common Stock in the aggregate from Technology Leaders, L.P., Technology Leaders Offshore C.V., Technology Leaders II L.P. and Technology Leaders II Offshore CV. Second, the amendment to the Plan increases the percentage of outstanding Voting Shares which an Existing 15% Owner can acquire from 30% to 40%.

ITEM 7.  EXHIBITS.

        4.1. Summary of the Rights issued pursuant to the Rights Agreement.*

        4.2. Rights Agreement, dated as of February 10, 1999, between ChromaVision and Harris Trust Company of California, as Rights Agent.*

        4.3. Amendment to Rights Agreement dated June 21, 1999 between ChromaVision and Harris Trust Company of California, as Rights Agent.

        4.4 Certificate of Designations of Series C Preferred Stock.*

        *Incorporated by reference from the Registrant's Current Report on Form
         8-K filed with the Securities Exchange Commission on March 12, 1999.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 1999                     CHROMAVISION MEDICAL SYSTEMS INC.


                                        By: /s/  Douglas S. Harrington, M.D.
                                        ----------------------------------------
                                        Name:    Douglas S. Harrington, M.D.
                                        Its:     Chief Executive Officer
                                                 (Duly Authorized Officer of
                                                 the Registrant)


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                                  EXHIBIT INDEX

Exhibit                                                               Sequentially
Number         Description                                           Numbered Page*
------         -----------                                           --------------
    4.1        Summary of the Rights issued pursuant to the
               Rights Agreement                                            **

    4.2        Rights Agreement, dated as of February 10,
               1999, between ChromaVision and
               Harris Trust Company of California, as
               Rights Agent                                                **

    4.3        Amendment to Rights Agreement dated June 23,
               1999 between ChromaVision and Harris Trust
               Company of California, as Rights Agent.

    4.4        Certificate of Designations of Series C Preferred
               Stock                                                       **

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*Contained only in manually executed version

**Incorporated by reference from the Registrant's Current Report on Form 8-K filed with the Securities Exchange Commission on March 12, 1999


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